Exhibit 99.1

FRED’S RETAINS PJ SOLOMON TO EVALUATE STRATEGIC ALTERNATIVES TO MAXIMIZE VALUE

COMPANY TO RATIONALIZE STORE FOOTPRINT BY CLOSING UNDERPERFORMING STORES

MEMPHIS, TN, April 11, 2019 – Fred’s, Inc. (NASDAQ: FRED) today announced the retention of PJ Solomon to evaluate strategic alternatives to maximize value for all shareholders. The Company also announced that it will begin to close underperforming and unprofitable stores.

Strategic Alternatives Review

Fred’s has retained PJ Solomon to advise it in connection with a review of strategic alternatives to maximize value for all shareholders. The review will include a thorough evaluation of the Company's current operating plan, as well as all other potential alternatives to maximize value.

There can be no assurance that the strategic review will result in any specific action, or any assurance as to its outcome or timing. The Company does not intend to discuss or disclose further developments related to its review unless and until the Board has approved a specific action or otherwise determined that further disclosure is appropriate, or if disclosure is required by applicable law.

Store Closures
Fred’s decision to close underperforming stores follows a comprehensive evaluation of the Company's store portfolio, including historical and recent store performance and the timing of lease expirations, among other factors. Liquidation sales at the 159 stores currently designated for closure will begin today while the Company’s 398 other stores will remain open.

Joseph Anto, Fred’s Chief Executive Officer, stated: “After a careful review, we have made the decision to rationalize our footprint by closing underperforming stores, with a particular focus on locations with shorter duration leases. Most of these stores have near-term lease expirations and limited remaining lease obligations. Decisions that impact our associates in this way are difficult, but the steps we are announcing are necessary. We will make every effort to transition impacted associates to other stores where possible.”

Fred’s intends to close all 159 impacted stores by the end of May 2019. Fred’s has partnered with Malfitano Advisors, LLC and SB360 Capital Partners to help manage the process and ensure a seamless experience for customers. A list of impacted stores may be found at the end of this release.

Pharmacy Sales

Fred’s is also continuing to pursue the sale of its remaining pharmacy assets as part of its previously announced plan to unlock shareholder value by monetizing noncore assets.  In September 2018, Fred’s announced that it had reached an agreement with Walgreens to sell the pharmacy patient prescription files and related pharmacy inventory of 179 Fred’s stores located across 10 Southeastern states; the transaction closed in the Company’s fourth fiscal quarter.

About Fred’s Inc.

Since 1947, Fred’s, Inc. has been an integral part of the communities it serves throughout the southeastern United States. Today, Fred’s operates 557 discount value stores and its mission is to make it easy AND exciting to save money. Its unique format offers customers a full range of value-priced everyday items, along with terrific deals on closeout merchandise throughout the store. For more information about the Company, visit Fred’s website at www.fredsinc.com.

Forward Looking Statement

Comments in this news release that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as “outlook,” “guidance,” “may,” “should,” “could,” “believe,” “anticipate,” “project,” “plan,” “expect,” “estimate,” “objective,” “forecast,” “goal,” “intend,” “committed,” “continue,” or “will likely result” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, share repurchases, strategic initiatives, including those relating to store closures and acquisitions and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our turnaround plan and the implementation of our strategic initiatives, and their impact on our sales, costs and operations; (iii) our store closures and the related sales of inventory and real estate issues; (iv) our divestitures; (v) utilizing our existing and new stores and the extent of our pharmacy department presence in new and existing stores; (vi) conditions affecting the retail sector as a whole; (vii) our reliance on a single supplier of pharmaceutical products; (viii) our pharmaceutical drug pricing; (ix) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (x) consolidation in the healthcare industry; (xi) our private brands; (xii) the seasonality of our business and the impact of adverse weather conditions; (xiii) operational, supply chain and distribution difficulties; (xiv) merchandise supply and pricing; (xv) consumer demand and product mix; (xvi) delayed openings and operating new stores and distribution facilities; (xvii) our employees; (xviii) risks relating to payment processing; (xix) our computer systems, and the processes supported by our information technology infrastructure; (xx) our ability to protect the personal information of our customers and employees; (xxi) cyber-attacks; (xxii) changes in governmental regulations; (xxiii) the outcome of legal proceedings, including claims of product liability; (xxiv) insurance costs; (xxv) tax assessments and unclaimed property audits; (xxvi) current economic conditions; (xxvii) our indebtedness and our ability to satisfy our debt obligations; (xxviii) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxix) any acquisitions we may pursue and the ability to effectively integrate businesses that we acquire; (xxx) our ability to maintain effective internal controls over financial reporting; (xxxi) our largest stockholder holding a significant percentage of our outstanding equity; (xxxii) our ability to pay dividends and/or repurchase shares of our Class A voting common stock; (xxxiii) our ability to attract and retain talented executives; (xxxiv) any strategic alternatives that we decide to pursue, if any; and (xxxv) the factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Contacts

Fred’s Inc:

Jen Ehlers

817-369-5772

jen.ehlers@fredsinc.com

LIST OF STORE LOCATIONS TO BE CLOSED

ADDRESS	CITY	STATE	ZIP
3056 ALLISON BONNETT MEMORIAL DR	HUEYTOWN	AL	35023
13254 HWY 411	BRANCHVILLE	AL	35120
212 W FORT WILLIAMS ST	SYLACAUGA	AL	35150
65364 HWY 77	TALLADEGA	AL	35160
1683 CENTER POINT PKWY	CENTER POINT	AL	35215
3317 LORNA RD	HOOVER	AL	35216
321 N COURT ST	FLORENCE	AL	35630
4150 FLORENCE BLVD	FLORENCE	AL	35634
13150 HIGHWAY 43	RUSSELLVILLE	AL	35653
1401 WOODMONT DR	TUSCUMBIA	AL	35674
710 CHEROKEE PLZ	CENTRE	AL	35960
1477 SUNSET DR	GUNTERSVILLE	AL	35976
1544 GREENBRIER LN	ANNISTON	AL	36207
3077 HIGHWAY 431	ROANOKE	AL	36274
621 BOLL WEEVIL CIR	ENTERPRISE	AL	36330
1318 S HIGHWAY 21 BYP	MONROEVILLE	AL	36460
1200 N MCKENZIE STREET	FOLEY	AL	36535
1549 HIGHWAY 5 S	MARION	AL	36756
622 CHERRY DR	LANETT	AL	36863
430 S BRADLEY AVE	EL DORADO	AR	71730
535 N HERVEY ST	HOPE	AR	71801
1426 W 1ST ST N	PRESCOTT	AR	71857
1110 E ANTIGO ST	STAMPS	AR	71860
1201 HIGHWAY 71 S	MENA	AR	71953
3395 HIGHWAY 5 N	BRYANT	AR	72019
207 S 2ND ST	CABOT	AR	72023

ADDRESS	CITY	STATE	ZIP
245 OAK ST	CONWAY	AR	72032
1125 MORNINGSIDE DR	CONWAY	AR	72034
1705 MALCOLM AVE	NEWPORT	AR	72112
2706 E RACE AVE	SEARCY	AR	72143
606 E BROADWAY ST	WEST MEMPHIS	AR	72301
2227 N WASHINGTON ST	FORREST CITY	AR	72335
1324 W KEISER AVE	OSCEOLA	AR	72370
2308 S CARAWAY RD	JONESBORO	AR	72401
1723 W KINGSHIGHWAY	PARAGOULD	AR	72450
617 HIGHWAY 62 65 N	HARRISON	AR	72601
509 HWY 62 E.	MOUNTAIN HOME	AR	72653
3303 W MAIN PL	RUSSELLVILLE	AR	72801
6179 HIGHWAY 278 NE	COVINGTON	GA	30014
550 N MAIN ST	CEDARTOWN	GA	30125
970 E CHURCH ST	JASPER	GA	30143
1916 REDMOND CIR NW	ROME	GA	30165
790 VETERANS PKWY	BARNESVILLE	GA	30204
1550 S. ZACH HINTON PKWY	MCDONOUGH	GA	30253
94 UPPER RIVERDALE RD SW	RIVERDALE	GA	30274
9215 HIGHWAY 19 N	ZEBULON	GA	30295
501 S MAIN ST	SWAINSBORO	GA	30401
156 WANDERWAY DR	CLEVELAND	GA	30528
7230 HIGHWAY 441 N	DILLARD	GA	30537
411 SMITH ST	ROYSTON	GA	30662
325 CURTIS PKWY SE	CALHOUN	GA	30701
1426 WEST 1ST NORTH	RINGGOLD	GA	30736
3593 CHATTANOOGA RD	TUNNEL HILL	GA	30755
102 E 14TH AVE	CORDELE	GA	31015
767 VETERANS PARKWAY	HINESVILLE	GA	31313
5485 NEW JESUP HWY	BRUNSWICK	GA	31523
925 E KING AVE	KINGSLAND	GA	31548
1014 S HUTCHINSON AVE	ADEL	GA	31620
1315 W SCREVEN ST	QUITMAN	GA	31643
500 US HIGHWAY 19 S	CAMILLA	GA	31730
2730 E PINETREE BLVD	THOMASVILLE	GA	31792
1602 E SHOTWELL ST	BAINBRIDGE	GA	39819
800 COLUMBIA RD	BLAKELY	GA	39823
215 BAILEY LN	BENTON	IL	62812
928 S 12TH ST	MURRAY	KY	42071
3129 CANTON PIKE	HOPKINSVILLE	KY	42240
300 HWY 62 W	PRINCETON	KY	42445
2385 LAKEWAY DR	RUSSELL SPRINGS	KY	42642
125 HWY 51 NORTH	HAMMOND	LA	70401

ADDRESS	CITY	STATE	ZIP
2490 W CONGRESS ST	LAFAYETTE	LA	70506
806 VETERANS DR	CARENCRO	LA	70520
1801 WEST MAIN STREET	FRANKLIN	LA	70538
1114 SOUTH MAIN STREET	ST. MARTINVILLE	LA	70582
1514 SAMPSON STREET	WESTLAKE	LA	70669
228 W HIGHWAY 30	GONZALES	LA	70737
10710 GREENWELL SPRINGS ROAD	BATON ROUGE	LA	70814
5907 OLD MOORINGSPORT ROAD	SHREVEPORT	LA	71107
5751 SHED RD	BOSSIER CITY	LA	71111
2350 STERLINGTON RD	MONROE	LA	71203
310 E MAIN ST	JONESBORO	LA	71251
4628 HIGHWAY 28 E	PINEVILLE	LA	71360
400 DIXIE PLZ	NATCHITOCHES	LA	71457
121A SOUTH SPRIGG STREET	CAPE GIRARDEAU	MO	63701
441 HIGHWAY 53	POPLAR BLUFF	MO	63901
626 22ND AVE S	MERIDIAN	MS	0
520 CENTRAL AVE	COLDWATER	MS	38618
148 W VAN DORN AVE	HOLLY SPRINGS	MS	38635
3031 GOODMAN RD W	HORN LAKE	MS	38637
1600 S COLORADO ST	GREENVILLE	MS	38703
7616 HIGHWAY 80	GREENVILLE	MS	38703
306 E SUNFLOWER RD	CLEVELAND	MS	38732
302 NORTH MAIN ST.	LELAND	MS	38756
809 VARSITY DR	TUPELO	MS	38801
1776 MCCULLOUGH BLVD	TUPELO	MS	38801
813 W PARK AVE	GREENWOOD	MS	38930
2932 HIGHWAY 49 S	FLORENCE	MS	39073
237 WOODLAND DR	FOREST	MS	39074
1700 SIMPSON HWY	MAGEE	MS	39111
422 W CUNNINGHAM AVE	TERRY	MS	39170
1200 JERRY CLOWER BLVD	YAZOO CITY	MS	39194
540 RAYMOND RD	JACKSON	MS	39204
225 MEADOWBROOK RD	JACKSON	MS	39206
235 GEORGE WALLACE DR	PEARL	MS	39208
7261 S SIWELL RD	BYRAM	MS	39272
714 PECAN AVE	PHILADELPHIA	MS	39350
1000 BROADWAY DR	HATTIESBURG	MS	39401
HWY 13 NORTHGATE S/C	COLUMBIA	MS	39429
1693 HIGHWAY 90	GAUTIER	MS	39553
3176 BIENVILLE BLVD	OCEAN SPRINGS	MS	39564
2511 INGALLS AVE	PASCAGOULA	MS	39567
218 S WHITWORTH AVE	BROOKHAVEN	MS	39601
304 5TH ST S	COLUMBUS	MS	39701

ADDRESS	CITY	STATE	ZIP
201 G ALABAMA ST	COLUMBUS	MS	39702
107 N MERIDIAN ST	ABERDEEN	MS	39730
26591 E MAIN ST	WEST POINT	MS	39773
988 ERWIN RD.	DUNN	NC	28334
1155 N MAIN ST	MARION	NC	28752
11931 S 226 HWY	SPRUCE PINE	NC	28777
700 E CHEROKEE ST	WAGONER	OK	74467
1180 FIVE CHOP RD	ORANGEBURG	SC	29115
105 B JACOBS HWY	CLINTON	SC	29325
213 W RUTHERFORD ST	LANDRUM	SC	29356
119 COLLEGE PARK RD	LADSON	SC	29456
122 E SHOCKY FERRY RD	ANDERSON	SC	29624
4905 EMERSON ST	HODGES	SC	29653
9710 HIGHWAY 81 S	IVA	SC	29655
315 W FRONT ST	LIBERTY	SC	29657
310 HAMPTON AVE	PICKENS	SC	29671
109 CESTRAIN SQ	CHESTER	SC	29706
401 W MARTINTOWN RD	NORTH AUGUSTA	SC	29841
390 HIGHWAY 149	CLARKSVILLE	TN	37040
420 W MAIN ST	GALLATIN	TN	37066
230 BROADWAY	HARTSVILLE	TN	37074
230 E GAY ST	LEBANON	TN	37087
912 N CHANCERY ST	MCMINNVILLE	TN	37110
1664 MIDDLE TENNESSEE BLVD	MURFREESBORO	TN	37130
114 W KNIGHT ST	PORTLAND	TN	37148
1130 S MCCRARY ST	WOODBURY	TN	37190
260 16TH AVE	DAYTON	TN	37321
1755 DECHERD BLVD	DECHERD	TN	37324
3600 MAIN ST	JASPER	TN	37347
122 FIVE RIVERS PLAZA WAY	NEWPORT	TN	37821
337 E MAIN ST	BROWNSVILLE	TN	38012
450 HWY 72 WEST	COLLIERVILLE	TN	38017
805 PENNELL LN	DYERSBURG	TN	38024
4280 GETWELL RD	MEMPHIS	TN	38118
5016 OLD SUMMER RD	MEMPHIS	TN	38122
850 VOLUNTEER DR	PARIS	TN	38242
1688 S HIGHLAND AVE	JACKSON	TN	38301
211 THREE OAKS DRIVE	MEDINA	TN	38355
399 MULBERRY AVE	SELMER	TN	38375
700 NORTH MAIN STREET	MT. PLEASANT	TN	38474
1670 W COLLEGE ST	PULASKI	TN	38478
601 BROADWAY AVE	GLADEWATER	TX	75647
605 N HENDERSON BLVD	KILGORE	TX	75662

ADDRESS	CITY	STATE	ZIP
1803 E GENTRY PKWY	TYLER	TX	75702
1601 S MAIN ST	LINDALE	TX	75771
1123 STATE HIGHWAY 110 N	WHITEHOUSE	TX	75791
1000 S MAIN ST	MC GREGOR	TX	76657